Investor Relations Contacts:
Keith Terreri, Vice President - Finance & Treasurer
Jim Mathias, Director - Investor Relations
214-570-4641
investor_relations@metropcs.com

MetroPCS Wireless, Inc. Commences Consent Solicitation
DALLAS - December 5, 2012 - MetroPCS Communications, Inc. (NYSE: PCS; “MetroPCS”) today announced that MetroPCS Wireless, Inc., an indirect wholly-owned subsidiary (“Wireless”), has commenced a consent solicitation seeking consent to amend the indentures governing Wireless's 7 7/8% Senior Notes due 2018 (the “2018 Notes”) and its 6 5/8% Senior Notes due 2020 (the “2020 Notes”, and together with the 2018 Notes, the “Notes”) in connection with the proposed business combination under the terms of that certain Business Combination Agreement, dated October 3, 2012 (the “Business Combination Agreement”), by and among Deutsche Telekom AG, an Aktiengesellschaft organized in Germany (“Deutsche Telekom”), T-Mobile Global Zwischenholding GmbH, a Gesellschaft mit beschränkter Haftung organized in Germany and a direct wholly-owned subsidiary of Deutsche Telekom (“Global”), T-Mobile Global Holding GmbH, a Gesellschaft mit beschränkter Haftung organized in Germany and a direct wholly-owned subsidiary of Global (“Holding”), T-Mobile USA, Inc., a Delaware corporation and direct wholly-owned subsidiary of Holding (“T-Mobile”), and the Company.
The proposed amendments to the indentures governing the Notes seek to modify the definition of a “Change of Control” in each indenture governing the Notes so that the consummation of the proposed business combination would not be considered a Change of Control under the indentures, and to conform certain covenants, events of default and other non-economic terms currently applicable to the Notes to certain covenants, events of default and other non-economic terms that are anticipated to apply to certain notes to be sold by T-Mobile to Deutsche Telekom and to certain new notes that may be issued by Wireless and assumed by T-Mobile upon consummation of the business combination under the terms of the Business Combination Agreement. The relevant terms and conditions of the consent solicitation are set forth in a Consent Solicitation Statement, dated December 5, 2012, and a related Consent Letter.
The consent solicitation is scheduled to expire at 5:00 p.m., New York City time, on Friday, December 14, 2012, unless otherwise extended or earlier terminated. As described in the Consent Solicitation Statement and subject to satisfaction or waiver of the conditions therein, upon receipt of the requisite consents, among other things, Wireless will pay a consent fee consisting of: (i) an aggregate cash payment of $5,000,000, payable to consenting holders of the 2018 Notes on a pro rata basis upon the effectiveness of a revised supplemental indenture with respect to the 2018 Notes effecting the proposed amendments, and (ii) an aggregate cash payment of $5,000,000, payable to consenting holders of the 2020 Notes on a pro rata basis upon the execution and effectiveness of a revised supplemental indenture with respect to the 2020 Notes effecting the proposed amendments.
Wireless intends to enter into revised supplemental indentures providing for the immediate effectiveness of the proposed amendments promptly after receipt of the requisite consents and satisfaction or waiver of the conditions set forth in the Consent Solicitation Statement. The execution of the revised supplemental indentures and payment of the foregoing consent fee is conditioned upon, among other things, receipt of consents to the proposed amendments to the Notes indentures from holders of a majority in principal amount outstanding of both series of Notes (excluding Notes owned by Wireless or its affiliates); however, Wireless may, in its sole discretion, execute a revised supplemental indenture for any series of Notes for which consents from the majority in principal amount outstanding have been received.
This communication is for informational purposes only and is not a solicitation of consents with respect to the Notes, an offer to sell or the solicitation of an offer to buy, or a tender or exchange offer in connection with, the Notes, the guarantees related to the Notes or any other security of MetroPCS, Wireless or any of the MetroPCS' other direct or indirect subsidiaries. Solicitation and delivery of consents is and may only be made pursuant to Wireless's Consent Solicitation Statement, dated December 5, 2012, and related Consent Letter, which Wireless has sent to holders of the Notes. The Consent Solicitation is not being made to holders of Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the laws of such jurisdiction.

MacKenzie Partners, Inc. is acting as Information and Tabulation Agent in connection with the consent solicitation and J.P. Morgan Securities LLC is acting as Solicitation Agent.
Copies of the Consent Solicitation Statement and related Consent Letter may be obtained from MacKenzie Partners, Inc. at (800) 322-2885. Any persons with questions regarding the consent solicitation should contact MacKenzie Partners, Inc. at the above number or the solicitation agent, J.P. Morgan Securities LLC, at (212) 270-0733.
About MetroPCS Communications, Inc.
Dallas-based MetroPCS Communications, Inc. (NYSE: PCS) is a provider of no annual contract, unlimited wireless communications service for a flat rate. MetroPCS is the fifth largest facilities-based wireless carrier in the United States based on number of subscribers served. With Metro USA(SM), MetroPCS customers can use their service in areas throughout the United States covering a population of over 280 million people. As of September 30, 2012, MetroPCS had approximately 9.0 million subscribers. For more information please visit www.MetroPCS.com.
Additional Information and Where to Find It
This document relates to a proposed transaction between MetroPCS and Deutsche Telekom. In connection with the proposed transaction, MetroPCS filed with the Securities and Exchange Commission (the “SEC”) a preliminary proxy statement on November 16, 2012. The preliminary proxy statement is not final and will be superseded by a definitive proxy statement to be filed by MetroPCS with the SEC. Investors and security holders are urged to read carefully the preliminary proxy statement and the definitive proxy statement and all other relevant documents filed with the SEC or sent to stockholders as they become available because they will contain important information about the proposed transaction. All documents, when filed, will be available free of charge at the SEC's website (www.sec.gov). You may also obtain these documents by contacting MetroPCS' Investor Relations department at 214-570-4641, or via e-mail at investor_relations@metropcs.com. The definitive proxy statement will be mailed to MetroPCS' stockholders. This communication does not constitute a solicitation of any vote or approval.
Participants in the Solicitation
MetroPCS and its directors and executive officers will be deemed to be participants in any solicitation of proxies in connection with the proposed transaction. Information about MetroPCS' directors and executive officers is available in MetroPCS' proxy statement, dated April 16, 2012, for its 2012 Annual Meeting of Stockholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the preliminary proxy statement and will be contained in the definitive proxy statement and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available. Investors should read the definitive proxy statement carefully when it becomes available before making any voting or investment decisions.
Cautionary Statement Regarding Forward-Looking Statements
This document includes “forward-looking statements” for the purpose of the “safe harbor” provisions within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Any statements made in this document that are not statements of historical fact, including statements about when the parties expect that the proposed transaction will close, whether the DOJ will approve the transaction, MetroPCS' timeframe for compliance the Second Request, and statements about our beliefs, opinions, projections, and expectations, are forward-looking statements and should be evaluated as such. These forward-looking statements often include words such as “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “views,” “projects,” “should,” “would,” “could,” “may,” “become,” “forecast,” and other similar expressions.
All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, many of which are generally outside the control of MetroPCS, Deutsche Telekom and T-Mobile and are difficult to predict. Examples of such risks and uncertainties include, but are not limited to, the possibility that the proposed transaction is delayed or does not close, including due to the failure to receive the required stockholder approvals or required regulatory approvals, the taking of governmental action (including the passage of legislation) to block the transaction, the failure to satisfy other closing conditions, the possibility that the expected synergies will not be realized, or will not be realized within the expected time period, the significant capital commitments of MetroPCS and T-Mobile, global economic conditions, fluctuations in exchange rates, competitive actions taken by other companies, natural disasters, difficulties in integrating the two companies, disruption from the transaction making it more difficult to maintain business and operational relationships, actions taken or conditions imposed by governmental or other regulatory authorities and the exposure to litigation. Additional factors that could cause results to differ materially from those described in the forward-looking statements can be found in MetroPCS' 2011 Annual Report on Form 10-K, filed February 29, 2012, and Quarterly Report on Form 10-Q for the quarter ended September 30, 2012, filed October 30, 2012, and other filings with the SEC available at the SEC's website (www.sec.gov).
The forward-looking statements speak only as to the date made, are based on current assumptions and expectations, and are subject to the factors above, among others, and involve risks, uncertainties and assumptions, many of which are beyond our ability to control or ability to predict. You should not place undue reliance on these forward-looking statements. MetroPCS, Deutsche Telekom and T-Mobile do not undertake a duty to update any forward-looking statement to reflect events after the date of this document, except as required by law.
No Offer or Solicitation
This press release is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the acquisition or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.